MINUTES OF SETTLEMENT

BETWEEN:

CANADA SOUTHERN PETROLEUM LTD., MAGELLAN PETROLEUM CORPORATION, PANTEPEC INTERNATIONAL, INC. (now LEVCOR INTERNATIONAL INC.), KENNETH B. PERKINS and PERKINS HOLDINGS LTD.

-and-

AMOCO CANADA PETROLEUM COMPANY LTD., AMOCO PRODUCTION COMPANY, AMOCO CANADA RESOURCES LTD. (formerly DOME PETROLEUM LIMITED), ANDERSON OIL & GAS INC. (formerly COLUMBIA GAS DEVELOPMENT OF CANADA LTD.), IMPERIAL OIL LIMITED, IMPERIAL OIL RESOURCES LIMITED (formerly ESSO RESOURCES CANADA LIMITED), MOBIL RESOURCES LTD. (formerly CANADIAN SUPERIOR OIL LTD.), MOBIL OIL CANADA LTD. and MOBIL OIL CANADA PROPERTIES

                   WHEREAS the Plaintiffs, also Appellants and Respondents by Cross-Appeal, and the Defendants, also Respondents, Appellants by Cross-Appeal and Appellants, being the parties or successors in interest or assignees of parties to the Consolidated Action, the Amoco Counterclaim, the Development Action and Appeals, wish to settle the Litigation;

                    AND WHEREAS the Parties acknowledge that these Minutes of Settlement are intended to memorialize the agreement achieved amongst the Parties;

                     AND WHEREAS the Parties are prepared to execute a release, memoranda of satisfaction of judgment, and such further documentation as may be required to give effect to this agreement;

                      The Parties agree to settle the Litigation as of the effective date of the release on the following terms and conditions:

1.

All terms have the meanings set forth in the attached Schedule of Definitions.

2.

The Plaintiffs shall enter Memoranda of Satisfaction of Judgment in connection with the Consolidated Action in the forms attached hereto as Schedules A and B.

3.

The Plaintiffs agree to provide an executed Discontinuance of the Development Action, without costs, in the form attached hereto as Schedule C.

4.

Amoco shall enter a Memorandum of Satisfaction of Judgment in connection with the Amoco Counterclaim, except for the granting of the permanent injunction in the Amoco Counterclaim, which shall remain in full force and effect notwithstanding the entry of the Memorandum of Satisfaction of Judgment. The Memorandum of Satisfaction of Judgment shall be in the form attached hereto as Schedule D.

5.

The Parties agree to enter a Notice of Abandonment of Appeal and Cross-Appeals in Appeal CA01-00466 in the form attached hereto as Schedule E.

6.

Amoco agrees to enter a Notice of Abandonment of Appeal CA01-00470 in the form attached hereto as Schedule F.

7.

The Parties agree that Article 3.1(D) of the 1959 Agreement (hereinafter "Article 3.1(D)") is deemed to be deleted from the 1959 Agreement and, to the extent Article 3.1(D) is considered to have been incorporated by reference into the 1966 Agreement and the 1977 Agreement, Article 3.1(D) is also deemed to have been deleted from those Agreements. The Plaintiffs agree that, in any event, Article 3.1(D) has been satisfied and is no longer enforceable. The Plaintiffs agree not to institute or prosecute any proceedings in any jurisdiction against any person in connection with Article 3.1 (D) at law or in equity or otherwise, including any third party claim. The Plaintiffs agree to indemnify the Defendants for any claims or possible claims that may be brought against the Defendants or any of them by any person arising out of any alleged failure to develop or market gas from Kotaneelee, whether under Article 3.1(D), at law, in equity or otherwise.

8.

The Plaintiffs agree to be responsible for and pay a one-third share of all abandonment and reclamation costs of the existing Kotaneelee field, net of any salvage value.

9.

The Parties agree to execute such transfers of leases as may be necessary to enable the Parties to hold their respective leasehold interests under the Crown Leases.

10.

The Defendants severally agree to pay the Plaintiffs, subject to the withholding requirements of the Income Tax Act (Canada), the sum of $l,765,846.00 Canadian apportioned as follows:

Amoco                                               $882,371.00

AOG                                                   585,488.00

Imperial                                               264,966.00

Mobil                                                    33,021.00

TOTAL                                            $1,765,846.00

11.

In consideration of payment by each of the Defendants to the Plaintiffs of the amounts shown on Schedule G, the Parties agree and acknowledge, without entitlement to audit, that;

(a)

all amounts due and owing to the Plaintiffs with respect to the marketing of gas and sulphur from Kotaneelee have been properly calculated and paid to the Plaintiffs up to and including May 31,2003; and

(b)

the amounts payable to the Plaintiffs as a result of the dismissal of the Gas Processing Fee Claim, and the declaration granted in the Consolidated Action eliminating all Gas Gathering and Processing Fees, with interest to August 31, 2003, are the amounts shown on Schedule G, which the Defendants severally agree to pay subject to the withholding requirements of the Income Tax Act (Canada).

12.

 Notwithstanding paragraph 11, the Parties acknowledge that the amounts payable by AOG as set out in Schedule G are held in escrow and are subject to the terms of escrow agreements. The Parties will execute all necessary documents and take all necessary steps to obtain the release of the funds from escrow.

13.

From and after June 1, 2003, the Defendants shall account to the Plaintiffs for the Plaintiffs' gas and sulphur sold by the Defendants in accordance with the existing marketing arrangements with the Plaintiffs, without the inclusion of a Gas Gathering and Processing Fee, using the same methodology to calculate the amounts due to the Plaintiffs as has been used to date for so long as the current marketing and transportation arrangements remain in place.

14.

The Parties agree to each bear their own costs of the Litigation.

15.

The Parties agree to execute and exchange a mutual release in the form attached hereto as Schedule H, and such further and other documentation as may be required to give effect to this settlement for all matters up to and including the effective date of the release. Provided, however, that nothing in the release shall be construed as preventing the enforcement of the, permanent injunction granted in the Amoco Counterclaim or preventing the Plaintiffs from enforcing any amounts due and owing to the Plaintiffs with respect to the marketing of gas and sulphur from Kotaneelee from and after June 1, 2003.

16.

These Minutes of Settlement have been prepared through the collective efforts of the Parties. Any ambiguity or uncertainty as to the intent or effect of any of its provisions shall not be construed against anyone or more of the Parties.

17.

These Minutes of Settlement shall be governed by and construed in accordance with the laws of the Province of Alberta and the Parties irrevocably attorn to the courts of the Province of Alberta for resolution of any disputes arising from of in connection with these Minutes of Settlement.

18.

The covenants and agreements in these Minutes of Settlement have been given or made to resolve disputed claims and shall not be taken as any admission of liability by any of the Parties.

19.

These Minutes of Settlement constitute the entire agreement between the Plaintiffs and Defendants respecting the matters set forth herein and supersede all prior discussions, communications, representations and agreements between them concerning the settlement of the Litigation.

20.

These Minutes of Settlement maybe executed in separate counterparts and all the executed counterparts together shall constitute one agreement, but no execution shall be effective until all of the counterparts have been executed and delivered on behalf of each of the Parties.

21.

Payments to the Plaintiffs pursuant to these Minutes of Settlement shall be made to MacDonald McMahon, Barristers and Solicitors, Calgary, Alberta in trust for the Plaintiffs.

22.

These Minutes of Settlement shall be binding upon and enure to the benefit of the Parties and their respective heirs, legal representatives, successors and assigns.

WHEREAS the Parties have agreed to this settlement as evidenced by the signatures of, in the case of all Parties except Perkins Holdings Ltd. and Kenneth B. Perkins, their respective solicitors, the duly authorized officer of Perkins Holdings Ltd. and the hand of Kenneth B. Perkins, all hereinafter affixed, this _________ day of September, 2003.

MacDONALD McMAHON                                   BENNETT JONES LLP

Per:   /s/ V.A. MacDonald                                       Per: /s/ R. W. Thompson

V. A. MacDonald                                              R. W. Thompson

Solicitors for the Plaintiffs                                Solicitors for Amoco

McCARTHY TETRAULT LLP                              DUNCAN McCACHEN

 Per:  /s/ J.L. Lebo                                                     Per: /s/ M.W. McCachen

J. L. Lebo, Q.C.

M. W. McCachen

Solicitors for AOG

Solicitors for Imperial

GOWLING LAFLEUR HENDERSON

PERKINS HOLDINGS LTD. LLP

Per:   /s/ K. J. Warren

Per:  /s/ Ken Perkins

K. J. Warren

[Name]

Solicitors for Mobil

[Title]

SIGNED by Kenneth B. Perkins in the

presence of:

Per: /s/ Ruth S. Perkins                                    /s/ Kenneth B. Perkins

[Name]

[Title]

SCHEDULE OF DEFINITIONS

•

The following terms and/or abbreviations have the following meaning:

•

"AOG" means the Defendant Anderson Oil & Gas Inc. (formerly Columbia Gas Development of Canada Ltd.) and its successors and assigns, including Devon AOG Corporation and Devon Canada Corporation.

•

"Amoco" means the Defendants Amoco Canada Petroleum Company Ltd., Amoco Production Company, and Amoco Canada Resources Ltd. (formerly Dome Petroleum Limited), and their respective successors and assigns, including BP Canada Energy Company, BP Canada Energy Resources Company and BP America Production Company.

•

"Amoco Counterclaim" means the Counterclaim filed and served by Amoco in Queen's Bench Action #8801-13549.

•

"Appeal CA01-00466" means the appeal filed and served by the Plaintiffs in the Alberta Court of Appeal.

•

"Appeal CA01-00470" means the appeal filed and served by Amoco in the Alberta Court of Appeal.

•

"Appeals" mean Appeal CA01-00466, Appeal CA01-00470 and the Cross-Appeal.

•

"Consolidated Action" means Queen's Bench Actions #9001-03466 and #8901-15660, consolidated pursuant to the terms of the Order of Mr. Justice M. E. Lomas granted on December 15, 1994.

•

"Cross-Appeal" means the cross-appeals filed and served by the Defendants in Appeal CA01- 00466.

•

"Crown Leases" mean: Oil & Gas Lease 411-68 dated January 7, 1969 between Her Majesty the Queen in Right of Canada and Dome Petroleum Limited, Canada Southern Petroleum Ltd., and PanAmerican Petroleum Corporation; Oil & Gas Lease 444-R-68 between Her Majesty the Queen in Right of Canada and Dome Petroleum Limited, Canada Southern Petroleum Ltd. and PanAmerican Petroleum Corporation; Oil & Gas Lease 443-R-68 dated January 7, 1969 between Her Majesty the Queen in Right of Canada and Dome Petroleum Limited, Canada Southern Petroleum Ltd. and PanAmerican Petroleum Corporation; Oil & Gas Lease 412-68 dated January 7, 1969 between Her Majesty the Queen in Right of Canada and Dome Petroleum Limited, Canada Southern Petroleum Ltd. and PanAmerican Petroleum Corporation; Oil & Gas Lease 442-R-68 dated January 7, 1969 between Her Majesty the Queen in Right of Canada and Dome Petroleum Limited, Canada Southern Petroleum Ltd. and PanAmerican Petroleum Corporation, all as renewed pursuant to a renewal agreement between Her Majesty the Queen in Right of Canada and Amoco Canada Resources Ltd., Amoco Canada Petroleum Company Ltd. and Canada Southern Petroleum Ltd. dated May 17, 1989.

•

"Defendants" means the corporations and parties identified as the Defendants in the Consolidated Action and the Development Action as well as Imperial Oil Limited, and their respective successors and assigns.

•

"Development Action" means Queen's Bench Action #9801-05920.

•

"Gas Gathering and Processing Fee" means the Gas Gathering and Processing Fee, under Article IX of the 1966 Agreement.

•

"Gas Processing Fee Claim" means the claim made in the Amoco Counterclaim, for a declaration that gas produced at Kotaneelee is subject to a Gas Gathering and Processing Fee.

•

"Imperial" means Imperial Oil Limited and Imperial Oil Resources Limited (formerly Esso Resources Canada Limited) and their respective successors and assigns, including Imperial Oil Resources Ventures Limited.

•

"Kotaneelee" means the lands in the Kotaneelee area of the Yukon Territory, described in Department of Northern Affairs in National Resources Permit 1007 dated June 14, 1956.

•

"Litigation" means collectively the Consolidated Action, the Amoco Counterclaim, the Development Action, and the Appeals.

•

"Mobil" means the Defendants Mobil Resources Ltd. (formerly Canadian Superior Oil Ltd.), Mobil Oil Canada Ltd. and Mobil Oil Canada Properties and their respective successors and assigns, including ExxonMobil Canada Ltd., ExxonMobil Canada Properties and ExxonMobil Resources Ltd.

•

"Parties" means collectively the Plaintiffs and Defendants and their respective successors and assigns.

•

"Plaintiffs" means the corporations identified as the Plaintiffs in the Consolidated Action and the Development Action, and their respective successors and assigns, including Kenneth Perkins and, Perkins Holdings Ltd.

•

"1959 Agreement" means a certain agreement being made as of May 28, 1959, as amended by agreements dated January 31, 1961 and November 22, 1961, being respectively Exhibits 9, 12 and 13 in the Consolidated Action and the Amoco Counterclaim.

•

"1966 Agreement" means a certain agreement made April 1, 1966, being Exhibit 32 in the Consolidated Action and the Amoco Counterclaim.

•

"1977 Agreement" means a certain letter agreement dated February 1, 1977, being Exhibit 50 in the Consolidated Action and the Amoco Counterclaim.

SCHEDULE "A"

IN THE COURT OF QUEEN'S BENCH ALBERTA

JUDICIAL DISTRICT OF CALGARY

ACTION NO. 8901-15660

BETWEEN:

CANADA SOUTHERN PETROLEUM LTD.

PLAINTIFF

- and –

COLUMBIA GAS DEVELOPMENT OF CANADA LTD., DOME PETROLEUM LIMITED, AMOCO CANADA PETROLEUM COMP ANY LTD., MOBIL OIL CANADA LTD., and ESSO RESOURCES CANADA LTD.

DEFENDANTS

MEMORANDUM OF SATISFACTION OF JUDGMENT

SATISFACTION of the Judgment obtained in Action 8901-15660 is hereby acknowledged on behalf of Canada Southern Petroleum Ltd., Magellan Petroleum Corporation, Pantepec International, Inc. (now Levcor International Inc.), Kenneth B. Perkins and Perkins Holdings Ltd. (hereinafter "the Plaintiffs"), and the Plaintiffs hereby consent to a memorandum of such satisfaction being endorsed by the Clerk of this Honourable Court in the Procedure Book pursuant to Rule 333 of the Rules of this Honourable Court.

DATED at the City of Calgary, in the Province of Alberta, this ______day of September, 2003.

MacDONALD McMAHON

Per:

V. A. MacDonald

Solicitors for Canada Southern Petroleum

Ltd., Magellan Petroleum Corporation,

Pantepec International, Inc. (now Levcor

International Inc.), Kenneth B. Perkins and

Perkins Holdings Ltd.

TO: CLERK OF THE COURT

No. 8901-15660                                    2003

IN THE COURT OF QUEEN'S BENCH

OF ALBERTA

JUDICIAL DISTRICT OF CALGARY

BETWEEN:

CANADA SOUTHERN PETROLEUM

LTD.

Plaintiff

- and -

COLUMBIA GAS DEVELOPMENT OF

CANADA LTD., DOME PETROLEUM

LIMITED, AMOCO CANADA

PETROLEUM COMPANY LTD., MOBIL

OIL CANADA LTD., and ESSO

RESOURCES CANADA LTD.

Defendants

MEMORANDUM OF SATISFACTION

OF JUDGMENT

MacDONALD McMAHAON

1404, 333- 7 Avenue SW

Calgary, Alberta T2P 2Z1

V .A. MacDonald

Phone: (403) 571-0851

Fax: (403) 571-0850

SCHEDULE "B"

IN THE COURT OF QUEEN'S BENCH OF ALBERTA

JUDICIAL DISTRICT OF CALGARY

ACTION NO. 9001-03466

BETWEEN:

CANADA SOUTHERN PETROLEUM LTD., MAGELLAN PETROLEUM CORPORATION and PANTEPEC INTERNATIONAL, INC.

PLAINTIFFS

- and -

AMOCO CANADA PETROLEUM COMPANY LTD., AMOCO PRODUCTION COMPANY, AMOCO CANADA RESOURCES LTD. (formerly DOME PETROLEUM LIMITED), ANDERSON OIL AND GAS INC. (formerly COLUMBIA GAS DEVELOPMENT OF CANADA LTD.), MOBIL OIL CANADA LTD., IMPERIAL OIL RESOURCES LIMITED (formerly ESSO RESOURCES CANADA LIMITED), MOBIL RESOURCES LTD. and MOBIL OIL CANADA PROPERTIES

DEFENDANTS

AND BETWEEN:

COLUMBIA GAS DEVELOPMENT OF CANADA LTD. (now ANDERSON OIL AND GAS INC.)

PLAINTIFF BY COUNTERCLAIM

- and -

CANADA SOUTHERN PETROLEUM LTD., MAGELLAN PETROLEUM CORPORATION, PANTEPEC INTERNATIONAL INC., AMOCO CANADA RESOURCES LTD., AMOCO CANADA PETROLEUM COMPANY LTD., CANADIAN SUPERIOR OIL LTD. (now MOBIL RESOURCES LTD.), MOBIL OIL CANADA LTD., IMPERIAL OIL LIMITED and ESSO RESOURCES CANADA LIMITED (now IMPERIAL OIL RESOURCES LIMITED)

DEFENDANTS BY COUNTERCLAIM

MEMORANDUM OF SATISFACTION OF JUDGMENT

SATISFACTION of the Judgment obtained in Action 9001-03466 is hereby acknowledged on behalf of Canada Southern Petroleum Ltd., Magellan Petroleum Corporation, Pantepec International, Inc. (now Levcor International Inc.), Kenneth B. Perkins and Perkins Holdings Ltd. (hereinafter "the Plaintiffs"), and the Plaintiffs hereby consent to a memorandum of such satisfaction being endorsed by the Clerk of this Honourable Court in the Procedure Book pursuant to Rule 333 of the Rules of this Honourable Court.

DATED at the City of Calgary, in the Province of Alberta, this ______ day of September, 2003.

MacDONALD McMAHON

Per:

V. A. MacDonald

Solicitors for Canada Southern

Petroleum Ltd., Magellan Petroleum

Corporation, Pantepec International, Inc.

now Levcor International Inc.),

Kenneth B. Perkins and Perkins

Holdings Ltd.

TO: CLERK OF THE COURT

No. 9001-03466                                   2003

IN THE COURT OF QUEEN'S BENCH

OF ALBERTA

    JUDICIAL DISTRICT OF CALGARY

BETWEEN:

CANADA SOUTHERN PETROLEUM LTD.,

MAGELLAN PETROLEUM CORPORATION

and PANTEPEC INTERNATIONAL, INC.

PLAINTIFFS

-and-

AMOCO CANADA PETROLEUM COMPANY

LTD., AMOCO PRODUCTION COMPANY,

AMOCO CANADA RESOURCES LTD. (formerly

DOME PETROLEUM LIMITED), ANDERSON OIL

AND GAS INC. (formerly COLUMBIA GAS

DEVELOPMENT OF CANADA LTD.), MOBIL OIL

CANADA LTD., IMPERIAL OIL RESOURCES

LIMITED (formerly ESSO RESOURCES CANADA

LIMITED), MOBIL RESOURCES L m. and MOBIL

OIL CANADA PROPERTIES

DEFENDANTS

AND BETWEEN:

COLUMBIA GAS DEVELOPMENT OF CANADA

LTD. (now ANDERSON OIL AND GAS INC.)

PLAINTIFF BY COUNTERCLAIM

 -and-

CANADA SOUTHERN PETROLEUM LTD.,

MAGELLAN PETROLEUM CORPORATION,

PANTEPEC INTERNATIONAL INC., AMOCO

CANADA RESOURCES LTD., AMOCO CANADA

PETROLEUM COMPANY LTD., CANADIAN

SUPERIOR OIL LTD. (now MOBIL RESOURCES

LTD.), MOBIL OIL CANADA LTD., IMPERIAL

OIL LIMITED and ESSO RESOURCES CANADA

LIMITED (now IMPERIAL OIL RESOURCES

LIMITED)

DEFENDANTS BY COUNTERCLAIM

MEMORANDUM OF SATISFACTION

OF JUDGMENT

MacDONALD McMAHAON

1404,333- 7 Avenue SW

Calgary, Alberta T2P 2Z1

V.A. MacDonald

Phone: (403) 571-0851

Fax: (403) 571-0850

Action No. 9801-05920

SCHEDULE "C"

. IN THE COURT OF QUEEN'S BENCH OF ALBERTA

JUDICIAL DISTRICT OF CALGARY

BETWEEN:

CANADA SOUTHERN PETROLEUM, MAGELLAN PETROLEUM CORPORATION and, PANTEPEC INTERNATIONAL INC.

Plaintiffs

-and-

AMOCO CANADA PETROLEUM COMP ANY LTD., AMOCO PRODUCTION COMPANY, AMOCO CANADA RESOURCES LTD., (formerly DOME PETROLEUM LIMITED), ANDERSON OIL AND GAS INC. (formerly COLUMBIA GAS DEVELOPMENT OF CANADA LTD.), MOBIL OIL CANADA LTD., IMPERIAL OIL RESOURCES LIMITED (formerly ESSO RESOURCES CANADA LIMITED), MOBIL RESOURCES LTD. and MOBIL OIL CANADA PROPERTIES

Defendants

DISCONTINUANCE OF ACTION WITHOUT COSTS

TAKE NOTICE that the within Action is hereby wholly discontinued by the Plaintiffs against the Defendants, without any costs payable by any party.

DATED at Calgary, Alberta, this _______________day of September, 2003.

MacDONALD McMAHON

Per:

V .A. MacDonald

Solicitors for the Plaintiffs

Canada Southern Petroleum, Magellan

Petroleum Corporation and Pantepec

International Inc.

Agreed and consented to by:

BENNETT JONES LLP                                 MCCARTHY TETRAULT LLP

Per:                                                                 Per:

        R. W.Thompson                                               James L. Lebo, Q.C.

        Solicitors for the Defendants                           Solicitors for the Defendant Anderson Oil

       Amoco Canada Petroleum                                and Gas Inc. (formerly Columbia Gas

       Company Ltd. and Amoco                                Development of Canada Ltd.)

       Production Company, Amoco

       Canada Resources Ltd., (formerly

       Dome Petroleum Limited)

GOWLING LAFLEUR HENDERSON     DUNCAN McMACHEN

LLP

Per:                                                                          Per:

        Kenneth J. Warren                                                  Michael W. McCachen

        Solicitors for the Defendants Mobil                       Solicitors for the Defendant Imperial Oil

        Oil Canada Ltd., Mobil Resources                         Resources Limited

        Ltd. and Mobil Oil Canada

        Properties

TO: Clerk of the Court

No. 9801-05920                                      2003

IN THE COURT OF QUEEN'S BENCH

OF ALBERTA

JUDICIAL DISTRICT OF CALGARY

BETWEEN:

CANADA SOUTHERN PETROLEUM,

MAGELLAN PETROLEUM

CORPORATION and PANTEPEC

INTERNATIONAL INC.

Plaintiffs

-and -

AMOCO CANADA PETROLEUM;

COMPANY LTD., AMOCO

PRODUCTION COMPANY, AMOCO

CANADA RESOURCES LTD., (formerly

DOME PETROLEUM LIMITED),

ANDERSON OIL AND GAS INC.

(formerly COLUMBIA GAS

DEVELOPMENT OF CANADA LTD.),

MOBIL OIL CANADA LTD., IMPERIAL

OIL RESOURCES LIMITED (formerly

ESSO RESOURCES CANADA

LIMITED), MOBIL RESOURCES LTD.

and MOBIL OIL CANADA PROPERTIES

Defendants

DISCONTINUANCE OF ACTION

WITHOUT COSTS

MacDONALD McMAHAON

1404, 333- 7 Avenue SW

Calgary, Alberta T2P 2Z 1

V .A. MacDonald

Phone: (403) 571-0851

Fax: (403) 571-0850

SCHEDULE "D"

IN THE COURT OF QUEEN'S BENCH OF ALBERTA

JUDICIAL DISTRICT OF CALGARY

ACTION NO. 8801-13549

BETWEEN:

AMOCO CANADA PETROLEUM COMPANY LTD., DOME PETROLEUM LIMITED AND AMOCO PRODUCTION COMPANY

PLAINTIFFS BY COUNTERCLAIM

- and –

CANADA SOUTHERN PETROLEUM LTD., MAGELLAN PETROLEUM CORPORATION, and PANTEPEC INTERNATIONAL, INC.

DEFENDANTS BY COUNTERCLAIM

- and –

ALLIED-SIGNAL INC., HOME OIL COMP ANY LIMITED, and KERN COUNTY LAND

COMPANY

DEFENDANTS BY COUNTERCLAIM

- and –

COLUMBIA GAS DEVELOPMENT OF CANADA LTD., CANADIAN SUPERIOR OIL LTD.,

ESSO RESOURCES CANADA LTD. and MOBIL OIL CANADA LTD.

DEFENDANTS BY COUNTERCLAIM

MEMORANDUM OF SATISFACTION OF JUDGMENT

SATISFACTION of the Judgment obtained in the Counterclaim in Action 8801-13549 is hereby acknowledged on behalf of Amoco Canada Petroleum Company Ltd., Amoco Canada Resources Ltd., formerly Dome Petroleum Limited, and Amoco Production Company (hereinafter "the Plaintiffs by Counterclaim"), save for the granting of the permanent injunction therein, which said permanent injunction shall remain in full force and effect notwithstanding the entry of this Memorandum of Satisfaction of Judgment, and the Plaintiffs by Counterclaim hereby consent to a memorandum of such satisfaction being endorsed by the Clerk of this Honourable Court in the Procedure Book pursuant to Rule 333 of the Rules of this Honourable Court,

DATED at the City of Calgary, in the Province of Alberta, this          day of                    , 2003.

BENNETT JONES LLP

Per:

R. W. Thompson

Solicitors for Amoco Canada Petroleum

Company Ltd., Amoco Canada

Resources Ltd., formerly Dome

Petroleum Limited, and Amoco

Production Company

TO: CLERK OF THE COURT

     No. 8801-13549                                    2003

IN THE COURT OF QUEEN'S BENCH

OF ALBERTA

JUDICIAL DISTRICT OF CALGARY

BETWEEN:

AMOCO CANADA PETROLEUM COMPANY

LTD., DOME PETROLEUM LIMITED AND

AMOCO PRODUCTION COMPANY

PLAINTIFFS BY COUNTERCLAIM

- and -

CANADA SOUTHERN PETROLEUM LTD.,

MAGELLAN PETROLEUM CORPORATION,

and PANTEPEC INTERNATIONAL, INC.

DEFENDANTS BY COUNTERCLAIM

- and -

ALLIED-SIGNAL INC., HOME OIL COMPANY

LIMITED, and KERN COUNTY LAND

COMPANY

DEFENDANTS BY COUNTERCLAIM

- and-

COLUMBIA GAS DEVELOPMENT OF

CANADA LTD., CANADIAN SUPERIOR OIL

LTD., ESSO RESOURCES CANADA LTD. and

MOBIL OIL CANADA LTD.

DEFENDANTS BY COUNTERCLAIM

MEMORANDUM OF SATISFACTION

OF JUDGMENT

MacDONALD McMAHAON

1404, 333- 7 Avenue SW

Calgary, Alberta T2P 221

V. A. MacDonald

Phone: (403) 571-0851

Fax: (403) 571-0850

SCHEDULE "E"

Appeal No. 01-00466

IN THE COURT OF APPEAL OF ALBERTA

BETWEEN:                                                                                                  Action No. 9001-03466

CANADA SOUTHERN PETROLEUM LTD., MAGELLAN PETROLEUM CORPORATION and PANTEPEC INTERNATIONAL, INC.

Appellants and Respondents by Cross-Appeal (Plaintiffs)

- and –

AMOCO CANADA PETROLEUM COMPANY LTD., AMOCO PRODUCTION COMPANY,

AMOCO CANADA RESOURCES LTD. (formerly DOME PETROLEUM LIMITED) ANDERSON OIL AND GAS INC. (formerly COLUMBIA GAS DEVELOPMENT OF

CANADA LTD.), MOBIL OIL CANADA, LTD., IMPERIAL OIL RESOURCES LIMITED (formerly ESSO RESOURCES CANADA LIMITED), MOBIL RESOURCES LTD. and ,

MOBIL OIL CANADA PROPERTIES

Respondents/ Appellants by Cross- Appeal (Defendants)

AND BETWEEN :

COLUMBIA GAS DEVELOPMENT OF CANADA LTD. (now ANDERSON OIL & GAS INC.)

Plaintiff by Counterclaim (Not Party to this Appeal)

- and –

CANADA SOUTHERN PETROLEUM LTD., MAGELLAN PETROLEUM CORPORATION,

PANTEPEC INTERNATIONAL, INC., AMOCO CANADA RESOURCES LTD., AMOCO CANADA PETROLEUM COMPANY LTD., CANADIAN SUPERIOR OIL LTD. (now MOBIL RESOURCES LTD.), MOBIL OIL CANADA LTD., IMPERIAL OIL LIMITED and ESSO RESOURCES CANADA LIMITED (now IMPERIAL OIL RESOURCES LIMITED)

Defendants by Counterclaim (Not Parties to this Appeal)

AND BETWEEN:

CANADA SOUTHERN PETROLEUM LTD.

Appellant/Plaintiff

- and –

COLUMBIA GAS DEVELOPMENT OF CANADA LTD., DOME PETROLEUM LIMITED, AMOCO CANADA PETROLEUM COMPANY LTD., MOBIL OIL CANADA LTD., and ESSO RESOURCES CANADA LTD.

Respondents/Defendants

Action No. 8801-13549

AND BETWEEN:

AMOCO CANADA PETROLEUM COMPANY LTD., DOME PETROLEUM

LIMITED and AMOCO PRODUCTION COMPANY

Respondents (Plaintiffs by Counterclaim)

- and-

CANADA SOUTHERN PETROLEUM LTD., MAGELLAN PETROLEUM CORPORATION, PANTEPEC INTERNATIONAL, INC., ALLIED-SIGNAL INC., HOME OIL COMPANY LIMITED, KERN COUNTRY LAND COMPANY, COLUMBIA GAS DEVELOPMENT OF CANADA LTD., CANADIAN SUPERIOR OIL LTD., ESSO RESOURCES CANADA LIMITED and MOBIL OIL CANADA LTD.

Appellants (Defendants by Counterclaim)

NOTICE OF ABANDONMENT OF APPEAL

AND CROSS-APPEALS

               TAKE NOTICE THAT all of the within Appellants, Respondents, Cross-Appellants and Respondents to Cross-Appeals herein, do hereby abandon all appeals and cross-appeals in the within proceedings without costs to any party.

                  DATED at the City of Calgary, in the Province of Alberta this             day of September, 2003.

MacDONALD McMAHON

Per:

V.A. MacDonald

Solicitors for the Plaintiffs

Canada Southern Petroleum, Magellan

Petroleum Corporation and Pantepec

International Inc.

BENNETT JONES LLP                                         MCCARTHY TETRAULT LLP

Per:                                                                           Per:

        R. W. Thompson                                                       James L. Lebo, Q.C.

        Solicitors for the Defendants                                   Solicitors for the Defendant Anderson Oil

        Amoco Canada Petroleum                                       and Gas Inc. (formerly Columbia Gas

        Company Ltd. and Amoco                                       Development of Canada Ltd.)

        Production Company, Amoco

        Canada Resources Ltd., (formerly

        Dome Petroleum Limited)

GOWLING LAFLEUR HENDERSON                   DUNCAN McMACHEN

LLP

Per:                                                                                Per:

        Kenneth J. Warren                                                   Michael W. McCachen

        Solicitors for the Defendants Mobil                        Solicitors for the Defendant Imperial Oil

        Oil Canada Ltd., Mobil Resources                          Resources Limited

        Ltd. and Mobil Oil Canada

        Properties

TO: DEPUTY REGISTRAR

       COURT OF APPEAL

No. 8901-15660                                                 2003

IN THE COURT OF APPEAL OF ALBERTA

BETWEEN:                   Action No. 9001-03466

CANADA SOUTHERN PETROLEUM LTD.,

MAGELLAN PETROLEUM CORPORATION and

PANTEPEC INTERNATIONAL, INC.

Appellants and Respondents by Cross-Appeal

 (Plaintiffs)

-and –

LTD., AMOCO PRODUCTION COMPANY,

AMOCO CANADA RESOURCES LTD. (formerly

DOME PETROLEUM LIMITED) ANDERSON

OIL AND GAS INC. (formerly COLUMBIA GAS

DEVELOPMENT OF CANADA LTD.), MOBIL

OIL CANADA, LTD., IMPERIAL OIL

RESOURCES LIMITED (formerly ESSO

AMOCO CANADA PETROLEUM COMPANY

RESOURCES CANADA LIMITED), MOBIL

RESOURCES LTD. and MOBIL OIL CANADA

PROPERTIES

Respondents/Appellants by Cross-Appeal

(Defendants) .

AND BETWEEN:

COLUMBIA GAS DEVELOPMENT OF

CANADA LTD. (now ANDERSON OIL & GAS

INC.)

Plaintiff by Counterclaim

(Not Party to this Appeal)

- and-

CANADA SOUTHERN PETROLEUM LTD.,

 MAGELLAN PETROLEUM CORPORATION,

PANTEPEC INTERNATIONAL, INC., AMOCO

CANADA RESOURCES LTD., AMOCO

CANADA PETROLEUM COMPANY LTD.,

CANADIAN SUPERIOR OIL LTD. (now MOBIL

RESOURCES LTD.), MOBIL OIL CANADA

LTD., IMPERIAL OIL LIMITED and ESSO

RESOURCES CANADA LIMITED (now

IMPERIAL OIL RESOURCES LIMITED)

Defendants by Counterclaim

(Not Parties to this Appeal)

Action No. 8901-15660

AND BETWEEN :

CANADA SOUTHERN PETROLEUM LTD.

Appellant/Plaintiff

- and -

COLUMBIA GAS DEVELOPMENT OF

CANADA LTD., DOME PETROLEUM LIMITED,

AMOCO CANADA PETROLEUM COMPANY

LTD., MOBIL OIL CANADA LTD., and ESSO

RESOURCES CANADA LTD.

Respondents/Defendants

Action No. 8801-13549

AND BETWEEN:

AMOCO CANADA PETROLEUM COMPANY

LTD., DOME PETROLEUM LIMITED and

AMOCO PRODUCTION COMPANY

Respondents

Plaintiffs by Counterclaim)

- and –

CANADA SOUTHERN PETROLEUM LTD.,

MAGELLAN PETROLEUM CORPORATION,

PANTEPEC INTERNATIONAL, INC., ALLIED-

SIGNAL INC., HOME OIL COMPANY

LIMITED, KERN COUNTRY LAND COMPANY,

COLUMBIA GAS DEVELOPMENT OF

CANADA LTD., CANADIAN SUPERIOR OIL

LTD., ESSO RESOURCES CANADA LIMITED

and MOBIL OIL CANADA LTD.

Appellants

(Defendants by Counterclaim)

NOTICE OF ABANDONMENT OF APPEALS

AND CROSS APPEALS

DUNCAN McCACHEN

Barristers and Solicitors

#1600, 520-5th Avenue SW

Calgary, Alberta T2P 3R7

Michael W. McCachen

Phone: (403) 294-6704

Fax: (403) 294-6701

File No. 1106/001

Solicitors for the Appellant by Cross-Appeal

 (Respondent) Imperial Oil Limited (formerly Esso

Resources Canada Limited)

SCHEDULE "F"

IN THE COURT OF APPEAL OF ALBERTA

APPEAL NO. 01-00470

BETWEEN:                                                                                             ACTION NO. 9001-03466

CANADA SOUTHERN PETROLEUM LTD., MAGELLAN PETROLEUM CORPORATION and PANTEPEC INTERNATIONAL, INC.

RESPONDENTS (PLAINTIFFS),

- and-

AMOCO CANADA PETROLEUM COMPANY LTD., AMOCO PRODUCTION COMPANY, AMOCO CANADA RESOURCES LTD. (formerly DOME PETROLEUM LIMITED), ANDERSON OIL AND GAS INC.(formerly COLUMBIA GAS DEVELOPMENT OF CANADA LTD.), MOBIL OIL CANADA LTD., IMPERIAL OIL RESOURCES LIMITED (formerly ESSO RESOURCES CANADA LIMITED), MOBIL RESOURCES LTD. and MOBIL OIL CANADA , PROPERTIES

RESPONDENTS (DEFENDANTS)

AND BETWEEN:

COLUMBIA GAS DEVELOPMENT OF CANADA LTD. (now ANDERSON OIL AND GAS INC.)

RESPONDENT (PLAINTIFF BY COUNTERCLAIM)

- and -

CANADA SOUTHERN PETROLEUM LTD., MAGELLAN PETROLEUM CORPORATION, PANTEPEC INTERNATIONAL INC., AMOCO CANADA RESOURCES LTD., AMOCO CANADA PETROLEUM COMPANY LTD., CANADIAN SUPERIOR OIL LTD. (now MOBIL RESOURCES LTD.), MOBIL OIL CANADA L TD., IMPERIAL OIL LIMITED and ESSO RESOURCES CANADA LIMITED (now IMPERIAL OIL RESOURCES LIMITED)

RESPONDENTS (DEFENDANTS BY COUNTERCLAIM)

AND BETWEEN:                                                                                   ACTION NO. 8901-15660

CANADA SOUTHERN PETROLEUM LTD.

RESPONDENT (PLAINTIFF)

-and-

COLUMBIA GAS DEVELOPMENT OF CANADA LTD.

RESPONDENTS (DEFENDANTS)

-and-

AMOCO CANADA PETROLEUM COMPANY LTD. and DOME PETROLEUM LIMITED

APPELLANTS (DEFENDANTS)

-and-

MOBIL OIL CANADA LTD., and ESSO RESOURCES CANADA LTD.

RESPONDENTS (DEFENDANTS)

AND BETWEEN:                                                                                   ACTION NO. 8801-13549

AMOCO CANADA PETROLEUM COMPANY LTD., DOME PETROLEUM LIMITED AND AMOCO PRODUCTION COMPANY

APPELLANTS PLAINTIFFS BY COUNTERCLAIM)

- and -

CANADA SOUTHERN PETROLEUM LTD., MAGELLAN PETROLEUM CORPORATION and PANTEPEC INTERNATIONAL, INC.

RESPONDENTS (DEFENDANTS BY COUNTERCLAIM)

- and -

ALLIED-SIGNAL INC., HOME OIL COMPANY LIMITED, KERN COUNTY LAND COMPANY

NOT PARTIES TO THE APPEAL

COLUMBIA GAS DEVELOPMENT OF CANADA LTD., CANADIAN SUPERIOR OIL LTD., ESSO RESOURCES OF CANADA LTD. AND MOBIL OIL CANADA LTD.

RESPONDENTS (DEFENDANTS BY COUNTERCLAIM)

NOTICE OF ABANDONMENT OF APPEAL

         TAKE NOTICE THAT the Appellants, Amoco Canada Petroleum Company Ltd., Dome Petroleum Limited and Amoco Production Company, do hereby abandon the within appeal without costs to any party.

DATED at the City of Calgary, in the Province of Alberta this _______day of September, 2003.

BENNETT JONES LLP

Per:

Robert W. Thompson

Solicitors for the Appellants, Amoco Canada

Petroleum Company Ltd., Dome Petroleum

Limited and Amoco Production Company

   Agreed and consented to by:

MacDONALD McMAHON                                MCCARTHY TETRAULT LLP

 Per:                                                                  Per:

V. A. MacDonald

James L. Lebo, Q.C.

Solicitors for the Plaintiffs,

Solicitors for the Defendant Anderson Oil Canadian

Southern Petroleum

and Gas Inc. (formerly Columbia Gas

Corporation and Pantepec

Development of Canada Ltd.)

International Inc.

GOWLING LAFLEUR HENDERSON

DUNCAN McMACHEN LLP

Per:                                                                         Per:

Kenneth J. Warren

Michael W. McCachen

Solicitors for the Defendants Mobil

Solicitors for the Defendant Imperial Oil

Oil Canada Ltd., Mobil Resources

Resources Limited

Ltd. and Mobil Oil Canada

Properties

TO: DEPUTY REGISTRAR

COURT OF APPEAL

APPEAL NO. 01-00470

ACTION NOS: 9001-03466,8901-15660, 8801-13549

IN THE COURT OF APPEAL OF ALBERTA

BETWEEN:

CANADA SOUTHERN PETROLEUM LTD., MAGELLAN PETROLEUM

CORPORATION and PANTEPEC INTERNATIONAL, INC.

RESPONDENTS (PLAINTIFFS)

-and-

AMOCO CANADA PETROLEUM COMPANY LTD., AMOCO PRODUCTION

COMPANY, AMOCO CANADA RESOURCES LTD. (formerly DOME PETROLEUM

LIMITED), ANDERSON OIL AND GAS INC. (formerly COLUMBIA GAS

DEVELOPMENT OF CANADA LTD.), MOBIL OIL CANADA LTD., IMPERIAL OIL

RESOURCES LIMITED (formerly ESSO RESOURCES CANADA LIMITED), MOBIL

RESOURCES LTD. and MOBIL OIL CANADA PROPERTIES

RESPONDENTS (DEFENDANTS)

AND BETWEEN:

COLUMBIA GAS DEVELOPMENT OF CANADA LTD. (now ANDERSON OIL AND

GAS INC.)

RESPONDENT (PLAINTIFF BY COUNTERCLAIM)

 -and-

CANADA SOUTHERN PETROLEUM LTD., MAGELLAN PETROLEUM

CORPORATION, PANTEPEC INTERNATIONAL INC., AMOCO CANADA

RESOURCES LTD., AMOCO CANADA PETROLEUM COMPANY LTD., CANADIAN

SUPERIOR OIL LTD. (now MOBIL RESOURCES LTD.), MOBIL OIL CANADA LTD.,

IMPERIAL OIL LIMITED and ESSO RESOURCES CANADA LIMITED (now IMPERIAL

OIL RESOURCES LIMITED)

RESPONDENTS (DEFENDANTS BY COUNTERCLAIM)

AND BETWEEN:

CANADA SOUTHERN PETROLEUM LTD.

RESPONDENT (PLAINTIFF)

-and-

COLUMBIA GAS DEVELOPMENT OF CANADA LTD.

RESPONDENT (DEFENDANT)

-and -

DOME PETROLEUM LIMITED and AMOCO CANADA PETROLEUM COMPANY LTD.,

APPELLANTS (DEFENDANTS)

-and -

MOBIL OIL CANADA LTD., and ESSO RESOURCES OF CANADA LTD.

RESPONDENT (DEFENDANTS)

AND BETWEEN:

AMOCO CANADA PETROLEUM COMPANY LTD., DOME PETROLEUM LIMITED

AND AMOCO PRODUCTION COMPANY

APPELLANTS (PLAINTIFFS BY COUNTERCLAIM)

 -and-

CANADA SOUTHERN PETROLEUM LTD., MAGELLAN PETROLEUM

CORPORATION, PANTEPEC INTERNATIONAL, INC.

RESPONDENTS (DEFENDANTS BY COUNTERCLAIM)

 -and-

ALLIED-SIGNAL INC., HOME OIL COMPANY LIMITED, KERN COUNTY LAND

COMPANY

NOT PARTIES TO THE APPEAL.

 -and.

COLUMBIA GAS DEVELOPMENT OF CANADA LTD., CANADIAN SUPERIOR OIL

LTD., ESSO RESOURCES OF CANADA LTD. AND MOBIL OIL CANADA LTD.

RESPONDENTS (DEFENDANTS BY COUNTERCLAIM)

NOTICE OF ABANDONMENT OF APPEAL

BENNETT JONES LLP

4500,855- 2nd Street S.W.

Calgary, Alberta T2P 4K7

Robert W. Thompson

Our File No.: 1102-643/RWT

Telephone No.: (403) 298-3384

Fax No.: (403) 265-7219

SCHEDULE "G"

AMOUNTS PAYABLE AS A RESULT OF THE

DISMISSAL OF THE GAS PROCESSING FEE

CLAIM

Parties	Principal Amount	Interest to August 31, 2003
Amoco[1]	$12,155,451.00	$663,973
Imperial	$3,667,000.00	$261,600
Mobil	$460,000.00	$32,800
AOG[2]	To the credit of all Plaintiffs: $7,488,941.76 To the credit of Canada Southern Petroleum Ltd.: $637,183.84	To the credit of all Plaintiffs: $741,10705 To the credit of Canada Southern Petroleum Ltd.: $38,153.29

1The Amoco, Imperial and Mobil interest figures are calculated at the rate of 2% per annum on a simple basis.

2The AOG interest figures are calculated to September 30, 2003, the next maturity date of investments in the escrow accounts, and will have to be adjusted for earlier payment.

SCHEDULE "H"

RELEASE

BETWEEN:

CANADA SOUTHERN PETROLEUM LTD., MAGELLAN PETROLEUM CORPORATION,  PANTEPEC INTERNATIONAL, INC. (now LEVCOR INTERNATIONAL INC.), KENNETH B. PERKINS and PERKINS HOLDINGS LTD.

-and-

AMOCO CANADA PETROLEUM COMPANY LTD., AMOCO PRODUCTION COMPANY, AMOCO CANADA RESOURCES LTD. (formerly DOME PETROLEUM LIMITED), ANDERSON OIL & GAS INC. (formerly COLUMBIA GAS DEVELOPMENT OF CANADA LTD.), IMPERIAL OIL LIMITED, IMPERIAL OIL RESOURCES LIMITED (formerly ESSO RESOURCES CANADA LIMITED), MOBIL RESOURCES LTD. (formerly CANADIAN SUPERIOR OIL LTD.), MOBIL OIL CANADA L TD. and MOBIL OIL CANADA PROPERTIES

WHEREAS the Plaintiffs hold a carried interest in Kotaneelee and have commenced the Consolidated Action;

AND WHEREAS the Plaintiffs have also commenced the Development Action;

AND WHEREAS Amoco has commenced the Amoco Counterclaim;

AND WHEREAS, on September 14, 2001, Reasons for Judgment were granted in the

Consolidated Action and the Amoco Counterclaim by the Honourable Mr. Justice D. I. MacLeod;

AND WHEREAS the Plaintiffs and the Defendants have appealed that Judgment to the Court of Appeal of Alberta;

AND WHEREAS the Plaintiffs and the Defendants are Parties to Minutes of Settlement, a copy of which is attached hereto as Schedule A;

AND WHEREAS the Plaintiffs and the Defendants agree that the Schedule of Definitions attached to the Minutes of Settlement shall be applied to the terms contained in this Release;

NOW, THEREFORE, in consideration of the mutual covenants set forth in the Minutes of Settlement and in this Release, the sufficiency of which is acknowledged, the Parties agree as follows:

1.

The Plaintiffs and their respective heirs, successors and assigns hereby release, remise and discharge the Defendants and their respective successors and assigns, of and from any and all claims, demands, causes of action, grievances, costs and suits of every kind and nature whatsoever pertaining to or arising from, directly or indirectly, the pleadings in the Litigation, regardless of whether any such claims, demands, causes of action, grievances, costs or suits are presently known or unknown to the Plaintiffs; provided, however, that nothing herein shall prevent the Plaintiffs from enforcing any amounts due and owing to the Plaintiffs with respect to the marketing of gas and sulphur from Kotaneelee from and after June 1, 2003.

2.

The Defendants and their respective successors and assigns hereby release, remise and discharge the Plaintiffs and their respective successors and assigns of and from any and all claims, demands, causes of action, grievances, costs and suits of every kind and nature whatsoever pertaining to or arising from, directly or indirectly, the pleadings in the Litigation, regardless of whether any such claims, demands, causes of action, grievances, costs or suits are presently known or unknown to the Defendants; provided, however, that nothing herein shall prevent the enforcement of the permanent injunction granted in the Arnoco Counterclaim.

3.

The Plaintiffs and their respective heirs, successors and assigns further release, remise and discharge the Defendants and their respective successors and assigns of and from any and all claims, demands, causes of action, grievances, costs and suits of every kind and nature whatsoever pertaining to or arising out of any alleged failure to market or develop gas from Kotaneelee arising out of the 1959 Agreement, the 1966 Agreement, the 1977 Agreement or otherwise at law or in equity.

4.

The Parties confirm the authority of their respective solicitors to execute and deliver the Minutes of Settlement and to take all steps and actions required by the Minutes of Settlement.

5.

This Release shall be binding upon and enure to the benefit of the Parties and their respective heirs, legal representatives, successors and assigns.

6.

This Release may be executed in separate counterparts and all the executed counterparts together shall constitute one agreement, but no execution of this agreement shall be effective until all of the counterparts have been executed and delivered on behalf of each of the Parties.

IN WITNESS WHEREOF the parties have hereunto set their hands, either personally or by their duty authorized officers, effective the 31st day of August, 2003.

CANADA SOUTHERN PETROLEUM

MAGELLAN PETROLEUM

LTD.

CORPORATION

Per:                                                                         Per:

[Name]

[Name]

[Title]

[Title]

Per:                                                                          Per:

[Name]

[Name]

[Title]

[Title]

PANTEPEC INTERNATIONAL, INC.               PERKINS HOLDINGS L TD.

(now LEVCOR INTERNATIONAL

INC.)

Per:                                                                              Per:

[Name]

[Name]

[Title]

[Title]

Per:                                                                        Per:

[Name]

[Name]

[Title]

[Title]

SIGNED by the above named Kenneth B.

Perkins in the presence of:

Witness

Kenneth B. Perkins

AMOCO CANADA PETROLEUM                   ANDERSON OIL & GAS INC. (formerly

COMPANY LTD., AMOCO                                COLUMBIA GAS DEVELOPMENT OF

PRODUCTION COMPANY and                        CANADA LTD.)

AMOCO CANADA RESOURCES LTD.

(formerly DOME PETROLEUM

LIMITED)

Per:

                                                                     Per:

[Name]

[Name]'

[Title]

[Title]

Per:

                                                                     Per:

[Name]

 [Name]

[Title]

[Title]

IMPERIAL OIL LIMITED and                         MOBIL RESOURCES L TD. (formerly

IMPERIAL OIL RESOURCES                          CANADIAN SUPERIOR OIL L TD.)

LIMITED (formerly ESSO RESOURCES

CANADA LIMITED)

Per:                                                                            Per:

[Name]

[Name]

[Title]

[Title]

Per:                                                                           Per:

[Name]

[Name]

[Title]

[Title]

MOBIL OIL CANADA LTD.

MOBIL OIL CANADA PROPERTIES

Per:                                                                        Per:

[Name]

[Name]

 [Title]

[Title]

Per:                                                                           Per:

[Name]

[Name]

 [Title]

[Title]